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               ASSIGNMENT OF LIFE INSURANCE POLICY AS COLLATERAL

Principal    Loan Date   Maturity    Loan No. Call Collateral Account Officer
$650,000.00  06-28-1995  06-28-1996  145450    55     0010              089

Initials

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:  Academic Book Center, Inc.  Lender:  Centennial Bank
           5600 NE Hassalo Street               Pacific Corporate Center Branch
           Portland, OR 97213                   C/O Loan Services-4th Floor
                                                675 Oak Street; P.O. Box 1849
                                                Eugene, OR 97440

Grantor:   Book Centers, Inc.
           5600 NE Hassalo Street
           Portland, OR 97213

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A.  For Value Received the undersigned hereby pledges, collaterally assigns, transfers, delivers and sets over to and in favor of Centennial Bank of Eugene, Oregon, its successors and assigns, (herein called the "Assignee") in Life Insurance Policy Number 1-960-243 issued by Minnesota Mutual Life Insurance Company (herein called the "Insurer") and any supplementary contracts issued in connection therewith (said policy and contracts herein called the "Policy'), upon the life of Daniel P. Halloran, and all claims, options, privileges, rights, title and interest therein and thereunder (except as provided in Paragraph C hereof), subject to all the terms and conditions of the Policy and to all superior liens, if any, which the Insurer may have against the Policy. The undersigned by this instrument jointly and severally agree, and the Assignee by the acceptance of this assignment agrees, to the conditions and provisions herein set forth.

B. It is expressly agreed that, without detracting from the generality of the foregoing, the following specific rights are included in this assignment and pass by virtue hereof:

    1. The sole right to collect from the Insurer the net proceeds of the Policy when it becomes a claim by death or maturity;

    2. The sole right to surrender the Policy and receive the surrender value thereof at any time provided by the terms of the Policy and at such other times as the Insurer may allow;

    3. The sole right to obtain one or more loans or advances on the Policy at any time, either from the Insurer or from other persons, and to pledge or assign the Policy as security for such loans or advances;

    4. The sole right to collect and receive all distributions or shares of surplus, dividend deposits or additions to the Policy, now or hereafter made or apportioned thereto, and to exercise any and all options contained in the Policy with respect thereto; provided that, unless and until the Assignee shall notify the Insurer in writing to the contrary, the distributions or shares of surplus, dividend deposits and additions shall continue on the plan in force at the time of this assignment; and

    5. The sole right to exercise all nonforfeiture rights permitted by the terms of the Policy or allowed by the Insurer and to receive all benefits and advantages derived therefrom.

C. It is expressly agreed that the following specific rights, so long as the Policy has not been surrendered, are reserved and excluded from this assignment and do not pass by virtue hereof:

    1. The right to collect from the Insurer any disability benefit payable in cash that does not reduce the amount of insurance;

    2.  The right to designate and change the beneficiary; and

    3. The right to elect any optional mode of settlement permitted by the Policy or allowed by the Insurer;

    however, the reservation of these rights shall in no way impair the right of the Assignee to surrender the Policy completely with all its incidents or impair any other right of the Assignee hereunder, and any designation or change of beneficiary or election of a mode of settlement shall be made subject to this assignment and to the rights of the Assignee hereunder.

D. This assignment is made and the Policy is to be held as collateral security for any and all present and future liabilities of the above referenced Borrower, or any of them, to the Assignee, of every nature and kind, whether now existing or that may hereafter arise in the ordinary course of business between any of the above referenced Borrower and the Assignee, together with interest, costs, expenses, attorneys' fees, and other fees and charges (all of which liabilities secured or to become secured are herein individually, collectively and interchangeably called "Liabilities").

E.  The Assignee covenants and agrees with the undersigned as follows:

    1. That any balance of sums received hereunder from the Insurer remaining after payment of the then existing Liabilities, matured or unmatured, shall be paid by the Assignee to the persons who would have been entitled thereto under the terms of the Policy had this assignment not been executed;

    2. That the Assignee will not exercise either the right to surrender the Policy or (except for the purpose of paying premiums) the right to obtain policy loans from the Insurer, until there has been default in any of the Liabilities or a failure to pay any premium when due, nor until twenty days after the Assignee shall have mailed, by first-class mail, to the undersigned at the address last supplied in writing to the Assignee specifically referring to this assignment, notice of intention to exercise such right; and

    3. That the Assignee will upon request forward the Policy without unreasonable delay to the Insurer for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement.

F. The Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, or the validity or the amount of the Liabilities or the existence of any default therein, or the giving of any notice under Paragraph E(2) above or otherwise, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of any rights under the Policy assigned hereby and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the insurer. Checks for all or any part of the sums payable under the Policy and assigned herein shall be drawn to the exclusive order of the Assignee if, when, and in such amounts, as may be requested by the Assignee.

G. The Assignee shall be under no obligation to pay any premium, or the principal of or interest on any loans or advances on the Policy whether or not obtained by the Assignee, or any other charges on the Policy, but any such amounts so paid by the Assignee from its own funds shall become a part of the Liabilities hereby secured, shall be due immediately, and shall bear interest at the lower of (a) 11.500% per annum or (b) the highest rate permitted by applicable law, from the date of each such advance until Assignee is repaid in full.

H. The exercise of any right, option, privilege, or power given herein to the Assignee shall be at the option of the Assignee, but (except as restricted by

06-28-1995     ASSIGNMENT OF LIFE INSURANCE POLICY AS COLLATERAL         Page 2
                                  (Continued)
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Paragraph E(2) above) the Assignee may exercise any such right, option, privilege, or power without notice to, or assent by, or affecting the liability of, or releasing any interest hereby assigned by, the undersigned, or any of them.

I. The Assignee may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply to the Liabilities in such order as the Assignee shall determine, the proceeds of the Policy assigned or any amount received on account of the Policy by the exercise of any right permitted under this assignment, without resorting or regard to other security.

J. In the event of any conflict between the provisions of this assignment and provisions of the note or other evidence of any Liability, with respect to the Policy or rights of collateral security therein, the provisions of this assignment shall prevail.

K. Each of the undersigned declares that no proceedings in bankruptcy are pending against him or her and that his or her property is not subject to any assignment for the benefit of creditors.

SIGNED AND SEALED THIS 28Th DAY OF JUNE 1995.


                                         /s/ Daniel P. Halloran
---------------------------------        --------------------------------(L.S.)
            Witness                               Insured or Owner


---------------------------------        --------------------------------------


                                         /s/ Daniel P. Halloran
---------------------------------        --------------------------------(L.S.)
            Witness                      The Book Center, Inc. - Beneficiary

                                         5600 NE Hassalo, Portland, OR 97213
---------------------------------        --------------------------------------
                                                       Address

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                           CORPORATE ACKNOWLEDGMENT

STATE OF OREGON     )
                    ) ss.
COUNTY OF Washington)

On this 29th day of June, 1995, before me, the undersigned Notary Public, personally appeared Daniel P. Halloran, President/Secretary of Book Centers, Inc., and known to me to be an authorized agent of the corporation that executed the Assignment of Life Insurance Policy as Collateral and acknowledged the assignment to be the free and voluntary act and deed of the corporation, by authority of its Bylaws or by resolution of its board of directors, for the uses and purposes therein mentioned, and on oath stated that he or she is authorized to execute this assignment and in fact executed the assignment on behalf of the corporation.

By /s/ Laura A. Schaeffer                      Residing at Portland, OR
  ----------------------------------                       --------------------
Notary Public in and for the                   My commission expires 10/31/95
State of Oregon                                                     -----------

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                    ACKNOWLEDGMENT OF ASSIGNMENT BY INSURER

Minnesota Mutual Life Insurance Company hereby acknowledges receipt of a duplicate of this Assignment of Life Insurance Policy Number 1-960-243, which has been filed at the home office of Minnesota Mutual Life Insurance Company on this ________ day of ___________________, 19____.

                                        Minnesota Mutual Life Insurance Company

                                        By:____________________________________
                                                    Authorized Officer

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                RELEASE OF ASSIGNMENT OF LIFE INSURANCE POLICY

For Value Received, all right, title and interest of the undersigned assignee (Centennial Bank) in and to Life Insurance Policy Number 1-960-243 issued by Minnesota Mutual Life Insurance Company on the life of Daniel P. Halloran is hereby relinquished and released.

    CORPORATE SEAL                            Centennial Bank

                                              By:______________________________
Attest:________________________________              Signature and Title
             Signature and Title

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LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.19(c) 1995 CFI ProServices, Inc.
All rights reserved. [OR-E93 ACADEMI2.LN]